UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01              Entry into a Material Definitive Agreement.

As previously disclosed, on March 10, 2017, Cohen & Company LLC (formerly IFMI, LLC), a majority owned subsidiary of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among Cohen & Company, LLC and DGC Family Fintech Trust, a trust established by Daniel G. Cohen, and solely for purposes of Article VI and Sections 7.3, 7.4, 7.5 and 7.6 thereof, the Company. Mr. Cohen is the Chairman of the Company’s Board of Directors and Chairman of the Board of Managers (the “Board of Managers”) of Cohen & Company LLC, President and Chief Executive of the Company’s European Business, and President, a director and the Chief Investment Officer of the Company’s indirect majority owned subsidiary, Cohen & Company Financial Limited.

Pursuant to the Purchase Agreement, the Company agreed to execute Amendment No. 3 (the “LLC Agreement Amendment”) to the Amended and Restated Limited Liability Company Agreement of Cohen & Company, LLC, dated as of December 16, 2009, by and among Cohen & Company, LLC and its members, as amended (the “LLC Agreement”), at such time in the future as all of the other members execute the LLC Agreement Amendment.

On October 30, 2019, each of the members of Cohen & Company, LLC executed the LLC Agreement Amendment.  The LLC Agreement Amendment provides, among other things, that the Board of Managers will initially consist of Daniel G. Cohen, as Chairman of the Board of Managers, Lester R. Brafman (the Company’s current Chief Executive Officer) and Joseph W. Pooler, Jr. (the Company’s current Executive Vice President, Chief Financial Officer and Treasurer).  The LLC Agreement Amendment also provides that Mr. Cohen will not be able to be removed from the Board of Managers or as Chairman of the Board of Managers other than for cause or under certain limited circumstances.

The foregoing description of the LLC Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02              Results of Operations and Financial Condition.

On October 30, 2019, the Company issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2019. A copy of the earnings release is attached to this report as Exhibit 99.1.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 3 to Amended and Restated Limited Liability Company Agreement, dated October 30, 2019, by and among each of the Members set forth on the signature pages thereto.
99.1*	Press release dated October 30, 2019 announcing Cohen & Company Inc.’s financial results for the third quarter ended September 30, 2019.

*    Filed electronically herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: October 30, 2019	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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